Dear Shareholders,
                                                                    June 7, 2002

      The six months ended April 30 were a roller-coaster in the markets. The Dow opened on November 1, 2001 at 9075 and closed on April 30, 2002 at 9946, while the Nasdaq began at 1690 and closed on April 30, 2002 at 1688. The Dow recovered from the lows it reached in the aftermath of September 11; the Nasdaq's performance was less impressive. Both indices are essentially flat since September, and are in fact largely where they stood in 1998. After a volatile run-up and an equally volatile decline, especially in the technology sector, we are now in a narrow trading range, and we expect that to continue for some time.

      The last quarter of 2001 was a difficult one for the economy and for the country. The economy had already entered a recession in the summer, but the events of September 11 pushed the markets far lower and raised serious concerns about the future. For much of the fall and into winter, people were focused on national security and the war on terrorism. While the markets staged a rally towards year end, the economy remained stagnant, saved only by a sudden influx of emergency federal spending, very low interest rates, and the stimulating effects of the tax cut.

      The first quarter of 2002 showed signs that the recession was coming to a swift end and that the economic downturn would be far less severe than some had feared. The recession was largely the result of a halt in business spending and the need for companies to eliminate excess inventories. Consumers, who make up more than two-thirds of America's $10 trillion economy, continued to spend during this period, with personal consumption expenditures growing steadily at a year-over-year rate of more than 3%. Consumers took advantage of low interest rates to purchase cars, refinance home mortgages, and buy consumer goods, which meant that the recession was never particularly steep. Housing starts and home sales remained high, and retail sales remained steady. As a result of the inventory draw-down and government spending, the economy actually grew at an annual rate of 5.6% in the first quarter of 2002, while productivity showed remarkable gains of 8.6%, in part due to increased efficiency brought about by the widespread integration of information technologies.

      Going forward, the economic outlook is positive. The overwhelming majority of economic data suggests that the recession is over, and that the economy is growing at an estimated rate of about 3% a year, which is less than the heady days of the late 1990s, but very healthy nonetheless. The equity markets and Wall Street in general, however, have been marching to the beat of a different drum and focusing instead on the negatives, which include an unstable international situation and less spectacular corporate earnings than in past years. While the Wall Street mentality and economic reality may diverge for a while, in the end the stock market is a reflection of the economy and what companies are doing. Corporate America has become more efficient and more productive and the overall economy is healthy; sooner rather than later, the stock market will reflect that fact. At Alger, we remain committed to identifying those companies that continue to carve out new markets and that innovatively recreate their businesses so that they can grow rapidly. This is a challenging market, no doubt, but one that can reward those who identify the best growth companies and invest in them.

      Respectfully submitted,



      /s/ Dan C. Chung
      ----------------
      Dan C. Chung
      Chief Investment Officer

SPECTRA FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 2002

 Shares     Common Stocks--97.7%                            Value
--------                                                   -------
            AEROSPACE & DEFENSE--1.4%
 30,300     Alliant Techsystems Inc.* .............    $  3,263,310
 17,600     L-3 Communications
              Holdings, Inc.*+ ....................       2,248,928
                                                       ------------
                                                          5,512,238
                                                       ------------
            BANKS--2.6%
 46,225     Commerce Bancorp, Inc. ................       2,283,053
 58,900     Fifth Third Bancorp ...................       4,039,951
105,500     Mellon Financial Corporation ..........       3,983,680
                                                       ------------
                                                         10,306,684
                                                       ------------
            BIOTECHNOLOGY--8.4%
 65,600     Cephalon, Inc.*+ ......................       3,846,784
230,900     Gilead Sciences Inc.* .................       7,185,608
221,350     IDEC Pharmaceuticals
              Corporation*+ .......................      12,163,183
289,900     Immunex Corporation* ..................       7,867,886
112,000     Millennium Pharmaceuticals, Inc.* .....       2,235,520
                                                       ------------
                                                         33,298,981
                                                       ------------
            BUILDING &
              CONSTRUCTION--1.5%
139,800     D.R. Horton, Inc. .....................       3,606,840
 93,300     Masco Corporation .....................       2,621,730
                                                       ------------
                                                          6,228,570
                                                       ------------
            BUSINESS SERVICES--1.3%
212,900     Siebel Systems, Inc.* .................       5,150,051
                                                       ------------
            COMMERCIAL SERVICES
              & SUPPLIES--9.1%
 59,700     Apollo Group, Inc. Cl. A* .............       2,288,898
 29,500     Avery Dennison Corporation ............       1,889,475
119,500     BISYS Group, Inc. (The)* ..............       4,086,900
 53,400     Career Education Corporation* .........       2,400,330
150,250     Concord EFS, Inc.* ....................       4,896,647
158,400     eBay Inc.* ............................       8,411,040
116,500     First Data Corporation ................       9,260,585
 60,000     Sabre Holdings Corporation Cl. A* .....       2,790,000
                                                       ------------
                                                         36,023,875
                                                       ------------
            COMMUNICATION
              EQUIPMENT--3.7%
248,400     Brocade Communications
              Systems, Inc.* ......................       6,356,556
110,500     Emulex Corporation*+ ..................       3,203,395
207,150     UTStarcom, Inc.*+ .....................       5,075,175
                                                       ------------
                                                         14,635,126
                                                       ------------
            COMPUTERS &
              PERIPHERALS--.9%
120,500     Agilent Technologies, Inc.* ...........       3,621,025
                                                       ------------

 Shares     Common Stocks (Continued)                       Value
--------                                                   -------
            CONSUMER PRODUCTS--1.7%
 30,800     NIKE, Inc. Cl. B ......................    $  1,642,564
 54,800     Procter & Gamble Company (The) ........       4,946,248
                                                       ------------
                                                          6,588,812
                                                       ------------
            DIVERSIFIED
              FINANCIALS--3.4%
117,100     Capital One Financial Corporation .....       7,013,119
 48,400     Citigroup Inc. ........................       2,095,720
 47,200     USA Education Inc. ....................       4,524,120
                                                       ------------
                                                         13,632,959
                                                       ------------
            ENERGY EQUIPMENT &
              SERVICES--3.3%
104,900     BJ Services Company ...................       3,854,026
 96,780     Cooper Cameron Corporation* ...........       5,307,415
 84,700     Nabors Industries, Inc.* ..............       3,858,085
                                                       ------------
                                                         13,019,526
                                                       ------------
            FOOD & BEVERAGES--.5%
 59,000     Dean Foods Company*+ ..................       2,184,180
                                                       ------------
            HEALTHCARE EQUIPMENT
              & SUPPLIES--4.5%
 77,800     Alcon, Inc.* ..........................       2,695,770
 99,700     Baxter International Inc. .............       5,672,930
103,800     Guidant Corporation* ..................       3,902,880
 67,560     St. Jude Medical, Inc.* ...............       5,621,668
                                                       ------------
                                                         17,893,248
                                                       ------------
            HEALTHCARE PROVIDERS
              & SERVICES--5.8%
111,200     AmerisourceBergen Corporation .........       8,618,000
 77,200     Anthem, Inc.* .........................       5,265,040
 37,900     Express Scripts, Inc.* ................       2,395,659
 72,900     Quest Diagnostics Incorporated* .......       6,701,697
                                                       ------------
                                                         22,980,396
                                                       ------------
            HOTELS, RESTAURANTS
              & LEISURE--3.3%
134,540     Brinker International, Inc.* ..........       4,633,558
102,150     MGM MIRAGE*+ ..........................       4,101,322
120,600     Starwood Hotels & Resorts
              Worldwide, Inc. .....................       4,558,680
                                                       ------------
                                                         13,293,560
                                                       ------------
            HOUSEHOLD DURABLES--.3%
 29,400     Stanley Works (The) ...................       1,366,512
                                                       ------------
            INFORMATION TECHNOLOGY
              CONSULTING & SERVICES--1.6%
115,400     Affiliated Computer
              Services, Inc. Cl. A* ...............       6,239,678
                                                       ------------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2002

 Shares     Common Stocks (Continued)                       Value
--------                                                   -------
            INSURANCE--1.9%
 80,105     Radian Group Inc. ......................   $  4,157,450
 35,100     XL Capital Ltd. Cl. A ..................      3,311,685
                                                       ------------
                                                          7,469,135
                                                       ------------
            LEISURE EQUIPMENT
              & PRODUCTS--.6%
 78,000     Activision, Inc.* ......................      2,455,440
                                                       ------------
            MACHINERY--.7%
 37,400     Danaher Corporation ....................      2,677,092
                                                       ------------
            MEDIA--4.2%
101,695     Clear Channel
              Communications, Inc. .................      4,774,580
123,600     TMP Worldwide Inc.* ....................      3,729,012
 69,200     Tribune Company ........................      3,056,564
113,300     Viacom Inc. Cl. B* .....................      5,336,430
                                                       ------------
                                                         16,896,586
                                                       ------------
            MULTILINE RETAIL--2.5%
176,250     Wal-Mart Stores, Inc. ..................      9,845,325
                                                       ------------
            PHARMACEUTICALS--6.4%
 82,300     Abbott Laboratories ....................      4,440,085
 51,500     Forest Laboratories, Inc.* .............      3,972,710
140,200     Johnson & Johnson ......................      8,953,172
112,155     Pfizer Inc. ............................      4,076,834
 69,100     Wyeth ..................................      3,938,700
                                                       ------------
                                                         25,381,501
                                                       ------------
            RETAIL--3.9%
 81,965     Expedia, Inc. Cl. A*+ ..................      6,625,722
114,700     Michaels Stores, Inc.* .................      4,639,615
116,500     Walgreen Co. ...........................      4,400,205
                                                       ------------
                                                         15,665,542
                                                       ------------
            SEMICONDUCTORS--9.8%
318,000     Applied Materials, Inc.* ...............      7,733,760
175,400     Intel Corporation ......................      5,018,194
157,800     Intersil Corporation Cl. A*+ ...........      4,236,930
 89,000     Marvell Technology Group Ltd.*+ ........      3,204,000
194,500     Maxim Integrated Products, Inc.* .......      9,686,100
201,500     Micron Technology, Inc.* ...............      4,775,550
125,700     Teradyne, Inc.* ........................      4,141,815
                                                       ------------
                                                         38,796,349
                                                       ------------

 Shares     Common Stocks (Continued)                       Value
--------                                                   -------
            SOFTWARE--4.8%
    55,300  Adobe Systems Incorporated .............   $  2,209,788
   197,250  Microsoft Corporation* .................     10,308,285
    72,900  THQ Inc.*+ .............................      2,555,874
   137,100  VERITAS Software Corporation* ..........      3,885,414
                                                       ------------
                                                         18,959,361
                                                       ------------
            SPECIALTY RETAIL--8.8%
   198,200  Abercrombie & Fitch Co. Cl. A* .........      5,946,000
    30,600  AutoZone, Inc.* ........................      2,325,600
   113,200  Barnes & Noble, Inc.* ..................      3,420,904
    92,400  Bed Bath & Beyond Inc.* ................      3,434,508
    92,250  Chico's FAS, Inc.*+ ....................      3,328,380
    91,650  Home Depot, Inc. .......................      4,249,811
   144,850  Lowe's Companies, Inc. .................      6,125,706
   221,400  Office Depot, Inc.* ....................      4,237,596
    81,100  Pier 1 Imports, Inc. ...................      1,942,345
                                                       ------------
                                                         35,010,850
                                                       ------------
            TOYS--.8%
   165,100  Mattel, Inc. ...........................      3,407,664
                                                       ------------
            Total Common Stocks
             (Cost $377,055,454) ...................    388,540,266
                                                       ------------
 PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS--13.4%
----------
            U.S. GOVERNMENT
               & AGENCY OBLIGATIONS--2.2%
$ 8,700,000 Student Loan Marketing Association,
              1.79%, 5/1/02
              (Cost $8,700,000) ....................      8,700,000
                                                       ------------

            OTHER SHORT-TERM
  SHARES      INVESTMENTS--11.2%
----------
 44,684,814 Securities Lending Quality Trust
              (Cost $44,684,814)(b) ................     44,684,814
                                                       ------------
Total Short-Term Investments
  (Cost $53,384,814) ...............................     53,384,814
                                                       ------------
Total Investments
  (Cost $430,440,268)(a) ..................   111.1%    441,925,080
Liabilities In Excess of Other Assets .....   (11.1)    (44,015,141)
                                             ------    ------------
Net Assets ................................   100.00%  $397,909,939
                                             =======   ============

----------------
 *  Non-income producing security.

 +  Securities partially or fully on loan.

(a) At April 30, 2002, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $430,440,268, amounted to $11,484,812 which consisted of aggregate gross unrealized appreciation of $31,794,869 and aggregate gross unrealized depreciation of $20,310,057.

(b) Represents investment of cash collateral received for securities on loan.

                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2002

ASSETS:
   Investments in securities, at value (cost $430,440,268), see accompanying
     schedule of investments .....................................................                $441,925,080
   Cash ..........................................................................                      16,817
   Receivable for investment securities sold .....................................                   9,111,506
   Receivable for shares of beneficial interest sold .............................                   3,163,016
   Dividends receivable ..........................................................                      74,057
   Prepaid expenses ..............................................................                      54,790
                                                                                                  ------------
       Total Assets ..............................................................                 454,345,266
LIABILITIES:
   Payable for securities loaned .................................................   $44,684,814
   Payable for investment securities purchased ...................................     9,691,328
   Payable for shares of beneficial interest redeemed ............................     1,281,460
   Investment advisory fees payable ..............................................       508,480
   Shareholder servicing fees payable ............................................        84,747
   Transfer agent fees payable ...................................................        82,744
   Trustees' fees payable ........................................................         5,686
   Accrued expenses ..............................................................        96,068
                                                                                     -----------
       Total Liabilities .........................................................                  56,435,327
                                                                                                  ------------
NET ASSETS .......................................................................                $397,909,939
                                                                                                  ============
NET ASSETS CONSIST OF:
   Paid-in capital ...............................................................                $674,755,833
   Undistributed net investment income (accumulated loss) ........................                 (30,047,718)
   Undistributed net realized loss ...............................................                (258,282,988)
   Net unrealized appreciation (depreciation) ....................................                  11,484,812
                                                                                                  ------------
NET ASSETS .......................................................................                $397,909,939
                                                                                                  ============
Class A
   Net Asset Value Per Share .....................................................                $       6.26
                                                                                                  ============
   Offering Price Per Share ......................................................                $       6.64
                                                                                                  ============
Class N
   Net Asset Value and Offering Price Per Share ..................................                $       6.26
                                                                                                  ============
Shares of beneficial interest outstanding--Note 5
   Class A .......................................................................                   1,837,512
                                                                                                  ============
   Class N .......................................................................                  61,714,016
                                                                                                  ============

                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2002

INVESTMENT INCOME:
   Income:
     Interest .................................................................                  $   276,980
     Dividends ................................................................                      759,258
                                                                                                 -----------
       Total Income ...........................................................                    1,036,238
   Expenses:
     Investment advisory fees--Note 2(a) ......................................   $  3,286,520
     Shareholder servicing fees--Note 2(e) ....................................        547,753
     Custodian and transfer agent fees ........................................        215,212
     Registration fees ........................................................         20,621
     Shareholder reports ......................................................         59,080
     Trustees' fees ...........................................................         23,803
     Professional fees ........................................................         15,118
     Miscellaneous ............................................................         43,210
                                                                                  ------------
       Total Expenses .........................................................                    4,211,317
                                                                                                 -----------
NET INVESTMENT LOSS ...........................................................                   (3,175,079)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ..............................................    (40,622,990)
Net change in unrealized appreciation (depreciation) on investments ...........     41,911,297
                                                                                  ------------
       Net realized and unrealized gain on investments ........................                    1,288,307
                                                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................................                  $(1,886,772)
                                                                                                 ===========







                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Six Months
                                                                                   Ended April 30,        Year Ended
                                                                                       2002              October 31,
                                                                                    (Unaudited)              2001
                                                                                   -------------       -------------
Net investment loss ............................................................   $  (3,175,079)      $  (5,957,390)
Net realized loss on investments ...............................................     (40,622,990)       (210,741,922)
Net change in unrealized appreciation (depreciation) of investments ............      41,911,297         (81,577,507)
                                                                                   -------------       -------------
    Net decrease in net assets resulting from operations .......................      (1,886,772)       (298,276,819)
Distributions to shareholders:
  Net realized gains
    Class A ....................................................................              --          (1,037,067)
    Class N ....................................................................              --         (49,987,230)
                                                                                   -------------       -------------
      Total distributions to shareholders ......................................              --         (51,024,297)
                                                                                   -------------       -------------
Increase (decrease) from shares of beneficial interest transactions:
  Class A ......................................................................      (1,326,703)          6,525,867
  Class N ......................................................................     (35,687,330)       (111,256,992)
                                                                                   -------------       -------------
Net decrease from shares of beneficial interest transactions--Note 5 ...........     (37,014,033)       (104,731,125)
                                                                                   -------------       -------------
      Total decrease in net assets .............................................     (38,900,805)       (454,032,241)
Net assets:
  Beginning of period ..........................................................     436,810,744         890,842,985
                                                                                   -------------       -------------
  End of period (including accumulated net investment losses of
     $30,047,718 and $26,872,639, respectively) ................................    $397,909,939        $436,810,744
                                                                                   =============       =============








                       See Notes to Financial Statements.

                      [This page intentionally left blank]

SPECTRA FUND
FINANCIAL HIGHLIGHTS
For a share outstanding
throughout the period

                                                                                 Class A (iii)
                                                              ------------------------------------------------------
                                                                Six Months           Year           Four Months
                                                                   Ended             Ended             Ended
                                                                 April 30,        October 31,       October 31,
                                                                2002(i)(v)           2001             2000(v)
                                                              ------------------------------------------------------
Net asset value, beginning of period .......................    $    6.32          $  10.63          $  12.28
                                                              ------------------------------------------------------
Net investment loss ........................................        (0.05)(iv)         (.08)(iv)        (0.02)
Net realized and unrealized gain (loss) on investments .....         (.01)            (3.60)            (1.63)
                                                              ------------------------------------------------------
Total from investment operations ...........................         (.06)            (3.68)            (1.65)
Distributions from net realized gains ......................           --              (.63)               --
                                                              ------------------------------------------------------
Net asset value, end of period .............................    $    6.26          $   6.32          $  10.63
                                                              ======================================================
Total Return ...............................................        (0.95%)(vi)      (36.20%)(vi)      (13.44%)(vi)
                                                              ======================================================
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted) ................    $  11,506          $ 12,951          $ 14,711
                                                              ======================================================
  Ratio of expenses to average net assets ..................         1.92%             1.88%             1.82%
                                                              ======================================================
  Ratio of net investment loss to average net assets .......        (1.45%)           (1.03%)           (1.05%)
                                                              ======================================================
  Portfolio Turnover Rate ..................................        99.43%           114.75%           118.82%
                                                              ======================================================

--------------
(i)   Unaudited.
(ii) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred April 23, 1999.
(iii) Initially offered July 1, 2000.
(iv)  Amount was computed based on average shares outstanding during the period.
(v)   Ratios have been annualized, total return has not been annualized.
(vi)  Does not reflect the effect of any sales charge.







                       See Notes to Financial Statements.

                                       Class N(ii)
-------------------------------------------------------------------------------------------
  Six Months
    Ended
   April 30,                            Year Ended October 31,
                 --------------------------------------------------------------------------
  2002(i)(v)        2001           2000          1999           1998            1997
-------------------------------------------------------------------------------------------
 $    6.32       $   10.63      $   10.76     $    6.65      $    5.74        $  4.54
-------------------------------------------------------------------------------------------
      (.05)(iv)       (.08)(iv)     (0.08)        (0.07)         (0.02)         (0.06)(iv)
      (.01)          (3.60)          0.88          4.22           0.98           1.26
-------------------------------------------------------------------------------------------
      (.06)          (3.68)          0.80          4.15           0.96           1.20
        --            (.63)         (0.93)        (0.04)         (0.05)            --
-------------------------------------------------------------------------------------------
 $    6.26       $    6.32      $   10.63     $   10.76      $    6.65        $  5.74
===========================================================================================
     (0.95%)        (36.20%)         6.21%        62.66%         16.94%         26.45%
===========================================================================================

 $ 386,404       $ 423,860      $ 876,132     $ 548,656      $ 193,039        $84,988
===========================================================================================
      1.92%           1.88%          1.82%         1.85%          1.96%          2.12%
===========================================================================================
     (1.45%)          (.99%)        (1.29%)       (1.52%)        (1.24%)        (1.06%)
===========================================================================================
     99.43%         114.75%        118.82%       102.54%        190.74%        133.98%
===========================================================================================

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING
  POLICIES:

          Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

          The Fund offers Class A and Class N shares. Class A shares were first offered on July 1, 2000 and are generally subject to an initial sales charge. Each class has identical rights to assets and earnings.

          The  following  is  a  summary  of  significant   accounting  policies
consistently   followed  by  the  Fund  in  the  preparation  of  its  financial statements.

(a) INVESTMENT VALUATION--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) REPURCHASE AGREEMENTS--The Fund enters into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(d) LENDING OF PORTFOLIO SECURITIES--The Fund lends its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day. At April 30, 2002, the value of securities loaned and collateral received thereon were $44,941,807 and $44,684,814, respectively.

(e) DIVIDENDS TO SHAREHOLDERS--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income and distributions from capital gains payable to holders of its shares.

(f)  FEDERAL  INCOME   TAXES--It  is  the  Fund's  policy  to  comply  with  the
requirements of the Internal Revenue

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required. At October 31, 2001, the net capital loss carryforward of the Fund which may be used to offset future net realized gains was approximately $210,742,000 and expires in 2009.

(g) ALLOCATION METHOD--Income, realized and unrealized gains and losses, and expenses are allocated among the Fund's classes based on relative net assets.

(h) OTHER--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY FEES--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(b) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the six months ended April 30, 2002, the Fund incurred fees of approximately $168,000 for services provided by Alger Services and reimbursed Alger Services approximately $19,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) BROKERAGE COMMISSIONS--During the six months ended April 30, 2002, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $766,329 in connection with securities transactions.

(d) TRUSTEES' FEES--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(e) SHAREHOLDER SERVICING FEES--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

NOTE 3--SECURITIES TRANSACTIONS:

      During the six months ended April 30, 2002, purchases and sales of investment securities, excluding short-term securities, aggregated $416,595,019 and $430,208,271, respectively.

                      Options transactions were as follows:

                               Number of     Amount of
                               Contracts     Premiums
                               ---------     ---------
Call options written ........     1,500      $ 341,742
Call options expired or
  exercised .................    (1,500)      (341,742)
                                 ------      ---------
Call options outstanding
  at April 30, 2002 .........         0      $       0
                                 ======      =========

NOTE 4--LINES OF CREDIT:

      The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. For the six months ended April 30, 2002, the Fund had borrowings which averaged $754 at a weighted average interest rate of 2.25%.

NOTE 5--SHARE CAPITAL:

      The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into two separate classes.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


          During the six months ended April 30, 2002, transactions of shares of beneficial interest were as follows:

Class A:                       Shares            Amount
                               ------            ------

Shares sold ..............   1,814,326        $ 12,271,715
Shares redeemed ..........  (2,025,800)        (13,598,418)
                            ----------        ------------
Net decrease .............    (211,474)       $ (1,326,703)
                            ==========        ============

Class N:

Shares sold ..............  11,788,930        $ 77,953,391
Shares redeemed .......... (17,121,684)       (113,640,721)
                           -----------        ------------
Net decrease .............  (5,332,754)       $(35,687,330)
                           ===========        ============

          During the year ended October 31, 2001, transactions of shares of beneficial interest were as follows:

Class A:                       Shares            Amount
                               ------            ------

Shares sold ..............   3,241,243        $ 24,582,399
Dividends
  reinvested .............     113,855             974,601
Shares redeemed ..........  (2,690,506)        (19,031,133)
                            ----------        ------------
Net increase .............     664,592        $  6,525,867
                            ==========        ============

Class N:

Shares sold ..............  26,829,010       $ 209,587,329
Dividends
  reinvested .............   5,619,334          48,101,499
Shares redeemed .......... (47,838,845)       (368,945,820)
                           -----------       -------------
Net decrease ............. (15,390,501)      $(111,256,992)
                           ===========       =============

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS:

      During the six months ended April 30, 2002 there were no distributions paid and for the year ended October 31, 2001 distributions paid from long-term capital gains was $51,024,297.

      As of April 30, 2002 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                           --
Undistributed long-term gain                            --
Capital loss carryforward                    $(251,365,000)
Unrealized appreciation
  (depreciation)                                11,484,812

      The difference between book basis and tax-basis undistributed long-term gain is attributable primarily to the tax deferral of losses on wash sales and net short-term capital gains taxed as ordinary income.

SPECTRA FUND

111 Fifth Avenue
2nd Floor
New York, NY 10003
(800) 711-6141
www.spectrafund.com

BOARD OF TRUSTEES                                                   SPECTRA FUND

Fred M. Alger, Chairman
James P. Connelly, Jr., Vice Chairman
Charles F. Baird, Jr.
Roger P. Cheever
Dan C. Chung
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White

INVESTMENT MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
2nd Floor
New York, NY 10003


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, N.J. 07302

This   report  is   submitted   for  the   general
information of the  shareholders  of Spectra Fund.
It  is  not   authorized   for   distribution   to
prospective  investors  unless  accompanied  by an            SEMI-ANNUAL REPORT
effective  Prospectus for the Fund, which contains                APRIL 30, 2002
information   concerning  the  Fund's   investment                   (UNAUDITED)
policies, fees and expenses as well as other pertinent information.











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